SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 12, 2017

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 12, 2017, Evolving Systems Holdings Limited (“EVOL Holdings), a wholly owned subsidiary of Evolving Systems, Inc., entered into a Share Purchase Agreement (the “Purchase Agreement”) with Lumata Holdings Limited (“Lumata Holdings” or “Seller”) and Franciso Partners III (Caymen) L.P, (“Guarantor”) (the “Acquisition”). EVOL Holdings and Seller are both companies incorporated under the laws of England and Wales.

Completion of the Acquisition will occur on the earliest of (a) the first business day after the date EVOL Holdings procures a policy of insurance with respect to performance under a customer contract to be transferred; or (b) the Seller obtains confirmation that its current insurance relating to the customer contract is transferable; or (c) thirty days from the date of execution of the Agreement (the “Conditions”). Upon satisfaction of the Conditions, the Acquisition will be completed and EVOL Holdings will: (a) acquire all of the issued and outstanding shares of four (4) Lumata Holdings subsidiaries - Lumata France SAS, Lumata Spain S.L., Lumata UK Ltd. and Lumata Deutschland GmbH (“Lumata Entities”); (b) make a cash payment totaling €4 million, subject to certain adjustments. Upon Completion, the Seller and certain members of the Seller’s management will enter into Management Warranty Deeds to secure Lumata Holdings’ representations and warranties under the Purchase Agreement and, to the extent the amounts provided under the Management Warranty Deeds are not sufficient to satisfy post-closing claims, EVOL Holdings may seek recovery from the Guarantor in an amount not to exceed €400,000.

The press release announcing the transaction, dated August 16, 2017, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Text of the Purchase Agreement. The full text of the Purchase Agreement, the Management Warranty Deeds and the press release issued in connection with the announcement are attached as Exhibits 10.1, 10.2 and 99.1, respectively, to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibits.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

a)  Financial Statements of Business Acquired.

No financial statements of the Lumata Entities are required to be filed with respect to the Acquisition.

b)  Pro Forma Financial Statements.

No pro forma financial statements are required to be filed.

d)  Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description
10.1	Share Purchase Agreement entered into between Evolving Systems Holdings Limited and Lumata Holdings Limited and Franciso Partners III (Caymen) L.P., dated August 12, 2017.
10.2	Form of Management Warranty Deed
99.1	Press Release issued by Evolving Systems, Inc. announcing the acquisition of the Lumata entities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2017

Evolving Systems, Inc.

	By:	/s/ RICHARD A. DINKEL
Richard A. Dinkel
Sr. Vice President Finance

EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Purchase Agreement entered into between Evolving Systems Holdings Limited and Lumata Holdings Limited and Franciso Partners III (Caymen) L.P., dated August 12, 2017.
10.2	Form of Management Warranty Deed
99.1	Press Release issued by Evolving Systems, Inc. announcing the acquisition of the Lumata entities.